UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT  REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 10, 2011

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California  91107

(Address of principal executive office and zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David W. King has resigned from his role as Chief Financial Officer and Treasurer of Tetra Tech, Inc. (the “Company”), effective immediately.  The Company has named Steven M. Burdick, its current Senior Vice President, Corporate Controller, to the position of Acting Chief Financial Officer and Treasurer of the Company, effective immediately.  Mr. King will remain with the Company until April 1, 2011 for transition purposes.  The Company will begin a search for a new Controller.

The Company’s press release, attached hereto as Exhibit 99.1, also announced these events.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                               Exhibits

99.1                           Press Release issued March 10, 2011, reporting the resignation of the Company’s Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date:	March 10, 2011	By:	/S/ DAN L. BATRACK
Dan L. Batrack
Chairman and Chief Executive Officer